UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 965-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

As previously disclosed, Penn Treaty American Corporation (the “Company”) submitted to the Securities and Exchange Commission (“SEC”) a letter seeking clarification on a highly complex accounting issue involving the unlocking of future liability reserves. Completion of the Company’s financial statements depends on receipt of the SEC’s response, which is currently still pending. As a result, the Company has (i) delayed the filing of its Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-K”) (as well as its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2006) beyond the SEC deadline and (ii) postponed its 2006 Annual Meeting of Shareholders and the filing and mailing of its 2006 Proxy Statement.

The Company has been monitored and under review by the New York Stock Exchange (the “NYSE”) because of the delay in filing its 2005 Form 10-K with the SEC. On September 29, 2006, the NYSE granted the Company a three-month additional trading period through January 2, 2007, subject to ongoing reassessment. Because the Company still had not received the SEC’s response regarding the unlocking of future liability reserves, the Company requested up to a three-month additional trading period through April 2, 2007. Both the NYSE’s Listings and Compliance Committee and NYSE senior management approved this extension of trading, which the Company previously announced.

As a result of the delay in the filing of the Company’s 2005 Form 10-K and 2006 Proxy Statement, the Company has not made the corporate governance disclosures required to be included in those filings under Section 303A of the NYSE Listed Company Manual. The NYSE has advised the Company that it can provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K. Section 303A of the NYSE Listed Company Manual specifically requires companies to:

•

disclose the board’s evaluation of each director’s relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•

disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon shareholder request; and

•	disclose that the company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

The Company intends to provide the following disclosures in its 2005 Form 10-K and/or 2006 Proxy Statement to be distributed to shareholders in substantially the form submitted below. The Company takes its timely reporting responsibilities very seriously and continues to work diligently to complete its 2005 Form 10-K and 2006 Proxy Statement. However, the Company cannot currently commit to a definitive date as to when such documents will be completed and/or distributed to its shareholders.

Independence of Directors

The Board of Directors has determined that all directors are independent from the Company and management in accordance with the listing standards of the NYSE except Mr. William W. Hunt, Jr., who is a Company employee.

Presiding Director for Executive Sessions

Pursuant to the Company’s Corporate Governance Guidelines, the Chairman of the Board of Directors presides over executive sessions. Gary E. Hindes currently serves as Chairman of the Board of Directors.

Communication with Non-Management Directors

The Board of Directors provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with any of the Company’s directors, any committee chairperson, the non-management directors as a group or the entire Board by writing to the director, committee chairperson or the Board in care of Penn Treaty American Corporation, 3440 Lehigh Street, Allentown, PA 18103, Attention: Corporate Secretary.

Communications received by the Corporate Secretary for any director are forwarded directly to the director. If the communication is addressed to the Board and no particular director is named, the communication will be forwarded, depending on the subject matter, to the Chairman, the appropriate Committee chairperson, all non-management directors or all directors.

Corporate Governance Guidelines, Code of Business Conduct and Committee Charters

Copies of the Company’s Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Code of Ethics for the Chief Executive Officer and Senior Financial Executives, Corporate Governance Guidelines, Code of Business Conduct and Ethics for all directors and employees, Compensation Committee Charter and other matters impacting the Company’s corporate governance program are accessible on the Company’s website: www.penntreaty.com. Copies of these documents may also be obtained free of charge by contacting Penn Treaty American Corporation, 3440 Lehigh Street, Allentown, PA 18103, Attention: Corporate Secretary. The Company intends to post on its website any amendments to, or waivers from, the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Executives, which are required to be disclosed by applicable law, rule or regulation.

Annual CEO Certification

The certification by the Company’s chief executive officer required under Section 303A.12(a) of the NYSE corporate governance rules was filed with the NYSE on July 5, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

99.1	Penn Treaty American Corporation Independence Standards for Directors

Certain statements made by the Company in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”,

“estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

Although the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations, including, but not limited to, the audit of its financial results, the continued listing of its common stock on the NYSE, and the outcome of the Company’s request for clarification from the SEC regarding the issue of unlocking of future liability reserves. Areas of risk affecting the Company’s business and future results are described in the Company’s SEC filings. Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company does not undertake any obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

January 16, 2007	By: /s/ Mark Cloutier
Name: Mark Cloutier

Title: Senior Vice President,

Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description

99.1	Penn Treaty American Corporation Independence Standards for Directors